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                                                                    Exhibit 99.3

                              THIRD AMENDMENT TO
                           ASSET PURCHASE AGREEMENT

          This Third Amendment to Asset Purchase Agreement (this "Amendment") is made as of July 10, 2000, to that certain Asset Purchase Agreement, dated as of May 3, 2000, as amended by an Amendment dated as of June 5, 2000 and a Second Amendment dated as of June 9, 2000 (the "Agreement"), by and among SYSTEM SOFTWARE ASSOCIATES, INC., a Delaware corporation, GORES TECHNOLOGY GROUP, a California corporation, and SSA ACQUISITION CORPORATION, a Delaware corporation.

          WHEREAS, the parties hereto have entered into the Agreement and now desire to further amend certain provisions of the Agreement.

          NOW, THEREFORE, IT IS HEREBY AGREED, by and among the parties hereto, as follows:

          1.    Defined Terms. Any capitalized terms used but not defined herein
                -------------
shall have the meaning set forth in the Agreement.

          2.    Amendments to the Agreement.
                ---------------------------

          (a) Subparagraph (a) of Section 1.06 of the Agreement is amended by deleting that subparagraph in its entirety as substituting the following in place thereof:

          "(a) In consideration for the Acquired Assets, the Purchaser shall pay to Seller at the Closing (i) cash by wire transfer in an amount determined pursuant to the first sentence of Section 1.06(b) below (the "Cash Proceeds") less (ii) the Deposit (as defined in Section 1.07 below) and any interest credited thereon plus (iii) a number of shares equal to 20% of Purchaser's common stock, par value $.01 per share, to be outstanding immediately after the Closing (the "Stock Proceeds") plus (iv) the Seller Rights (as defined in
Section 9.01 below) (the Seller Rights together with the Cash Proceeds and the Stock Proceeds, the "Purchase Price"). Seller recognizes the percentage of common stock to be issued to Seller pursuant to clause (iii) hereof will be adjusted if warrants are issued to the Investor; and provided further that Seller shall be required to transfer the Dilution Amount (as defined in Section
9.01 below), if any,  to Purchaser if a Dilution Event (as defined in Section
9.01 below) occurs."

          (b) Section 1.07 of the Agreement is amended by deleting the word "Initial" in the first sentence thereof. Section 1.07 of the Agreement is further amended by deleting the second sentence thereof in its entirety. Section
1.07 of the Agreement is further amended by adding the following sentence at the end of such Section:

          "Seller acknowledges that Gores will receive, in consideration for the Deposit, preferred stock of Purchaser with a liquidation preference over the Stock Proceeds."
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          (c)  Subparagraph (b) of Section 2.02 of the Agreement is amended by deleting the word "and" immediately before "(4)" set forth therein and inserting "; and (5) an instrument evidencing the Seller Rights" immediately before the period at the end thereof.

          (d)  Section 4.04 is amended by deleting the words "or the HSR Act".

          (e) Section 5.04 is amended by deleting the last two sentences thereof and adding the following sentence: "Notwithstanding the foregoing, Purchaser does not believe that a filing under the HSR Act is required."

          (f) Subparagraph (c) of Section 5.10 of the Agreement is amended by deleting the date "June 16, 2000" set forth therein and substituting "July 11, 2000" in place thereof.

          (g) Section 5.16 of the Agreement is hereby amended by inserting the following sentences after the last sentence thereof:

          "Purchaser shall be a co-proponent of Seller's plan of reorganization or liquidation. If Purchaser is not otherwise required to be a reporting company under the Securities Exchange Act of 1934, as amended, Purchaser shall provide to its stockholders (i) quarterly unaudited and annual audited financial statements of Purchaser and (ii) an annual management discussion and analysis of operations. "

          (h) Section 5.18 of the Agreement is amended by deleting the phrase "$20,000,000 of which shall be represented by common stock" and substituting "$10,000,000 of which shall be represented by common stock and preferred stock, which preferred stock shall have a redemption feature providing the holder thereof with a full return on its capital contribution, plus cumulative dividends equal to fifteen percent (15%) per annum" in place thereof.

          (i)  Subparagraph (b) of Section 6.01 of the Agreement is deleted.

          (j) Subparagraph (v) of Section 7.01 of the Agreement is amended by deleting the date "June 17, 2000" set forth therein and substituting "July 22, 2000" in place thereof.

          (k) Subparagraph (vi) of Section 7.01 of the Agreement is amended by deleting the date "June 17, 2000" set forth therein and substituting "July 22, 2000" in place thereof.

          (l) Subparagraph (viii) of Section 7.01 of the Agreement is amended by deleting the date "June 19, 2000" set forth therein and substituting "July 11, 2000" in place thereof.

          (m) Section 8.08 of the Agreement is amended by inserting the following immediately before the first period therein:

          "; Seller acknowledges, however, that Purchaser may reimburse Gores for its costs and expenses incurred in connection herewith"

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          (n)  Section 9.01 of the Agreement is amended by inserting the following terms in alphabetical order:

          ""Dilution Amount" means that number of shares having a value equal to the costs and expenses incurred by Purchaser in connection with the registration of the Stock Proceeds or the common stock issuable upon Seller's exercise of the Seller Rights under the Securities Act of 1933, as amended, or applicable Blue Sky laws (to the extent such registration is required as a result of a Dilution Event)."

          ""Dilution Event" means the failure of Seller to consummate its plan of reorganization or liquidation and distribute the Stock Proceeds and the Seller Rights within 180 days of the Closing."

          ""Investor" means an entity to be formed by Romulus Holdings, Inc. with Cerebus Partners L.P. (on behalf of various funds and accounts managed by it), Magten Asset Management and Lloyd Miller."

          ""Seller Rights" means the right of Seller to purchase units of stock of Purchaser consisting of $5.3565 million face amount of Purchaser's preferred stock and twenty percent (20%) of Purchaser's common stock, at an aggregate cost of $5.3565 million. The terms of the preferred stock shall be the same as the preferred stock issued to the Investor."

          (o) The Agreement is hereby amended by deleting all references to "Deposits" set forth therein and substituting "Deposit" in place thereof.

          (p)  Item 3 of Schedule 1.04 is hereby amended to read as follows:
"All expenses and obligations of Seller incurred in the ordinary course of business prior to the Closing Date but unpaid as of the Closing Date, so long as payment of amounts so incurred plus the amount required to retire the DIP Financing does not exceed $11,740,000."

          3.   Effect on the Agreement. Except as specifically set forth herein,
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the Agreement shall remain in full force and effect.  In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall govern.

          4.   Governing Law.  This Amendment shall be governed by the laws of
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the State of Delaware without regard to the conflict of laws of the State of
Delaware or any other jurisdiction.

          5.   Counterparts.  This Amendment may be executed in two or more
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counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Amendment shall become effective when each party hereto shall have received counterparts thereof signed by all the other parties hereto.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                   SYSTEM SOFTWARE ASSOCIATES, INC.


                                   By: /s/ Kirk J. Isaacson
                                       -----------------------------
                                   Name:   Kirk J. Isaacson
                                   Title:  Vice President and General Counsel


                                   GORES TECHNOLOGY GROUP (for purposes of
                                   Article 4 only)


                                   By: /s/ David McGovern
                                       -----------------------------
                                   Name:   David McGovern
                                   Title:  Vice President


                                   SSA ACQUISITION CORPORATION


                                   By: /s/ David McGovern
                                       -----------------------------
                                   Name:   David McGovern
                                   Title:  Vice President